TRANSAMERICA IDEX MUTUAL FUNDS
Supplement dated January 25, 2008 to the Prospectus dated March 1, 2007
TA IDEX Van Kampen Mid-Cap Growth
TA IDEX Van Kampen Small Company Growth
The following supplements, amends and replaces certain information under the respective sections entitled “Management — Portfolio Managers” of the Prospectus:
The fund is managed by members of Van Kampen’s U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the fund are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yueng, each an Executive Director.
Jason Yueng has been associated with Van Kampen since 2002 and joined Van Kampen’s U.S. Growth Team in December 2007. Prior to December 2007, Mr. Yueng worked in a research capacity for Van Kampen.
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Investors Should Retain this Supplement for Future Reference